UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2010
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 15, 2010, Avery Dennison Corporation, a Delaware corporation (the “Company”), closed the remarketing of $109,351,000 aggregate principal amount of the Company’s 5.350% Senior Notes due 2020 (the “Notes”) that form a component of the Company’s Corporate HiMEDS Units. The remarketing was conducted pursuant to a remarketing agreement, dated September 27, 2010 (the “Remarketing Agreement”), between the Company and JPM Securities LLC, as Remarketing Agent, a copy of which is attached hereto and is hereby filed. The Company originally issued the Notes in 2007 pursuant to an indenture, dated as of November 20, 2007, as supplemented by a first supplemental indenture, dated as of November 20, 2007 (as supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as the Bank of New York Trust Company, N.A.), as Trustee.
The remarketing of the Notes was registered under an effective Registration Statement on Form S-3 (Registration No. 333-169954). In the remarketing, the Company purchased all of the Notes. Upon closing of the remarketing, the Company tendered $109,351,000 aggregate principal amount of the Notes, representing all such series issued under the Indenture that remained outstanding, to the Trustee for cancellation, and the Notes were thereby cancelled and the Indenture solely with respect to the Notes was satisfied and discharged.
On November 15, 2010, the Company issued an aggregate of 2,133,656 shares of its common stock, par value $1.00 per share, to holders of outstanding Corporate HiMEDS Units in settlement of the obligation of the holders to purchase shares of the Company’s common stock pursuant to the purchase contract component of the Company’s Corporate HiMEDS Units. The Company received $109,351,000 in cash proceeds (before giving effect to cash in lieu of fractional shares that the Company paid to such holders) for the shares of common stock, which offset in part the $109,624,378 purchase price of the Notes.
Attached hereto as exhibits are the Remarketing Agreement and the opinions relating to the remarketing of the Notes and the issuance of common stock. The exhibits are expressly incorporated into the Registration Statement on Form S-3, and any related amendments thereto, filed by the Company on October 15, 2010.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title
1.1	Remarketing Agreement, dated September 27, 2010, between the Company and the Remarketing Agent named therein.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibits 5.1 and 5.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION
Date: November 15, 2010	By:	/s/ Karyn E. Rodriguez
		Name:	Karyn E. Rodriguez
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
1.1	Remarketing Agreement, dated September 27, 2010, between the Company and the Remarketing Agent named therein.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibits 5.1 and 5.2).